Stein Roe International Fund
   A series of Liberty-Stein Roe Funds
             Investment Trust

      Supplement to February 1, 2001
  Prospectus and Statement of Additional
               Information


Effective June 15, 2001, the Fund will
be closed to purchases by wire transfers and wire orders (shares purchased through a broker-dealer). New accounts may be opened by check and additional investments to existing accounts may be made by check, electronic funds transfer or exchanges.

Effective August 15, 2001, the Fund will be closed to purchases by telephone exchanges and exchanges through a broker-dealer.


DIR-36/266G-0501                June 15, 2001